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              UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                                 ------------

                                P. Bruce Camacho
                              Terry J. Kryshak
                             Ranell M. Jacobson
                                 Melissa T. Hall
                               Lesley G. Silvester
                             Allen R. Freedman
                                 Dale E. Gardner
                              Esther L. Nelson
                             H. Carroll Mackin

do hereby jointly and severally authorize Richard J. Wirth, Christopher M. Grinnell, John F. Kennedy, Sarah Patterson, Shane E. Daly, Brian Buckley and/or Suzanne Hurel, individually, to sign as their agent any and all registration statements under the Securities Act of 1933 and/or the Investment Company Act of 1940, filed on Forms N-4, N-6, S-1, S-2, S-3 or S-6, and any and all pre-effective amendments and post-effective amendments thereto, with respect to Union Security Life Insurance Company of New York and do hereby jointly and severally ratify such signatures heretofore made by such persons.

    IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

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/s/ P. Bruce Camacho                                 Dated as of February 28, 2006
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P. Bruce Camacho

/s/ Terry J. Kryshak                                 Dated as of February 28, 2006
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Terry J. Kryshak

/s/ Ranell M. Jacobson                               Dated as of February 28, 2006
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Ranell M. Jacobson

/s/ Melissa T. Hall                                  Dated as of February 28, 2006
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Melissa T. Hall

/s/ Lesley G. Silvester                              Dated as of February 28, 2006
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Lesley G. Silvester

/s/ Allen R. Freedman                                Dated as of February 28, 2006
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Allen R. Freedman

/s/ Dale E. Gardner                                  Dated as of February 28, 2006
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Dale E. Gardner

/s/ Esther L. Nelson                                 Dated as of February 28, 2006
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Esther L. Nelson

/s/ H. Carroll Mackin                                Dated as of February 28, 2006
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H. Carroll Mackin
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